Exhibit 99.3

CARLILE BANCSHARES, INC.

UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS OF

CARLILE BANCSHARES, INC. AS OF AND FOR THE

THREE MONTHS ENDED MARCH 31, 2017

CARLILE BANCSHARES, INC.

Fort Worth, Texas

FINANCIAL STATEMENTS

March 31, 2017 and 2016 (Unaudited) and December 31, 2016

CARLILE BANCSHARES, INC.

CONSOLIDATED BALANCE SHEETS

March 31, 2017 (Unaudited) and December 31, 2016

(Dollars in thousands, except per share amounts)

	2017	2016
ASSETS
Cash and due from banks	$40,873	$42,040
Interest-bearing demand deposits in other banks	107,571	69,197

Cash and cash equivalents	148,444	111,237
Interest-bearing time deposits in other banks	11,025	11,025
Securities available for sale	336,506	350,869
Loans held for sale	12,782	17,181
Loans, net of fees	1,389,671	1,433,665
Less: Allowance for loan losses	(15,866)	(28,870)

Loans, net	1,373,805	1,404,795
Bank premises and equipment, net	60,948	61,738
Goodwill	117,564	117,564
Other intangible assets, net	7,398	7,779
Bank-owned life insurance	53,213	52,833
Other real estate owned, net	10,666	5,801
Deferred tax asset, net	20,140	22,947
Accrued interest receivable and other assets	36,093	25,038

Total assets	$2,188,584	$2,188,807

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Noninterest-bearing	$640,345	$642,849
Interest-bearing	1,181,593	1,184,176

Total deposits	1,821,938	1,827,025
Accrued interest payable and other liabilities	9,662	10,510
Securities sold under agreements to repurchase	18,003	19,081
Junior subordinated debentures	12,566	12,453

Total liabilities	1,862,169	1,869,069
Shareholders’ equity
Preferred stock, 1,000,000 shares authorized; none issued	—	—
Common stock, par value $1.00 per share; 75,000,000 sharesauthorized; 35,064,719 shares issued and outstandingat March 31, 2017 and December 31, 2016	34,998	34,998
Additional paid-in capital	294,388	293,319
Accumulated deficit	(1,641)	(6,680)
Accumulated other comprehensive loss	(1,330)	(1,899)

Total shareholders’ equity	326,415	319,738

Total liabilities and shareholders’ equity	$2,188,584	$2,188,807

See accompanying notes to financial statements

CARLILE BANCSHARES, INC.

CONSOLIDATED STATEMENTS OF INCOME

For the three months ended March 31, 2017 and 2016 (Unaudited)

(Dollars in thousands, except per share amounts)

	2017	2016
Interest income:
Loans, including fees	$17,846	$18,973
Investment securities	1,797	2,040
Interest-bearing deposits and other	334	363

Total interest income	19,977	21,376

Interest expense:
Deposits	1,115	1,020
Other borrowings	213	195

Total interest expense	1,328	1,215

Net interest income	18,649	20,161
Provision for loan losses	338	495

Net interest income after provision for loan losses	18,311	19,666

Noninterest income:
Service charges on deposit accounts	1,023	1,055
Gains on loans sold	2,525	2,624
Gains on sales of other real estate owned and other repossessed assets	194	308
Bank owned life insurance	335	354
Other	2,801	2,015

Total noninterest income	6,878	6,356

Noninterest expense:
Salaries, wages, and employee benefits	12,398	10,967
Occupancy and equipment	2,273	2,466
Professional fees	577	684
Data processing	1,350	1,386
Amortization of intangibles	381	415
Communications	307	382
Advertising	289	347
FDIC assessment	308	339
Insurance	600	182
Supplies	292	418
Net costs attributable to other real estate and other repossessed assets	131	214
Acquisition and merger related	155	137
Other	564	826

Total noninterest expense	19,625	18,763

Operating income before income taxes	5,564	7,259
Income tax expense	1,423	2,236

Net income	4,141	5,023
Net income attributable to noncontrolling interest	—	(128)

Net income to Carlile shareholders	$4,141	$4,895

Basic earnings per share	$0.12	$0.14

Diluted earnings per share	$0.12	$0.14

Weighted average shares outstanding:
Basic	35,064,719	35,046,628

Diluted	35,351,428	35,373,053

See accompanying notes to financial statements

CARLILE BANCSHARES, INC.

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

For the three months ended March 31, 2017 and 2016 (Unaudited)

(Dollars in thousands)

	2017	2016
Net income	$4,141	$4,895
Other comprehensive income:
Unrealized holding gains arising during the period	875	4,282
Realized gains on sale of securities recognized through income	—	—
Tax effect	(306)	(1,503)

Other comprehensive income	569	2,779

Total comprehensive income	4,710	7,674
Total comprehensive income attributable to noncontrolling interest	—	(128)

Total comprehensive income to Carlile shareholders	$4,710	$7,546

See accompanying notes to financial statements

CARLILE BANCSHARES, INC.

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY

For the three months ended March 31, 2017 and 2016 (Unaudited)

(Dollars in thousands)

					Accumulated Other	Noncontrolling
			Additional	Retained	Comprehensive	Interest in
	Common Stock		Paid-in	Earnings	Income	Consolidated
	Shares	Amount	Capital	(Deficit)	(Loss)	Subsidiary	Total
Balance, January 1, 2017	35,064,719	$34,998	$293,319	$(6,680)	$(1,899)	$—	$319,738
Prior period error correction– deferred tax asset related to interest in consolidated subsidiary	—	—	—	898	—	—	898
Net income	—	—	—	4,141	—	—	4,141
Other comprehensive income, net	—	—	—	—	569	—	569
Stock option expense	—	—	514	—	—	—	514
Restricted stock expense	—	—	555	—	—	—	555

Balance, March 31, 2017	35,064,719	$34,998	$294,388	$(1,641)	$(1,330)	$—	$326,415

Balance, January 1, 2016	34,996,044	$34,996	$322,883	$40,752	$(349)	$4,603	$402,885
Net income – Carlile shareholders	—	—	—	4,895	—	—	4,895
Net income attributable to noncontrolling interest	—	—	—	—	—	128	128
Other comprehensive income, net	—	—	—	—	2,779	—	2,779
Cash dividends declared ($1.00 per share)	—	—	—	(35,047)	—	—	(35,047)
Stock option expense	—	—	153	—	—	—	153
Noncontrolling interest distributions	—	—	—	—	—	(35)	(35)
Restricted stock expense		—	49	—	—	—	49
Common stock issuance	2,250	2	28	—	—	—	30

Balance, March 31, 2016	34,998,294	$34,998	$323,113	$10,600	$2,430	$4,696	$375,837

See accompanying notes to financial statements

CARLILE BANCSHARES, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

For the three months ended March 31, 2017 and 2016 (Unaudited)

(Dollars in thousands)

	2017	2016
Operating Activities
Net income	$4,141	$5,023
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Provision for loan losses	338	495
Premium amortization (discount accretion), net	236	(397)
Depreciation and amortization	1,184	1,061
Deferred income tax benefit	3,399	—
Share-based compensation expense	1,069	202
Gain on sale of other real estate owned and repossessed assets	(194)	(308)
Originations of loans held for sale	(58,615)	(59,271)
Proceeds from sale of loans held for sale	65,539	59,130
Gain on sale of loans held for sale	(2,525)	(2,624)
Bank-owned life insurance income	(335)	(354)
Net change in operating assets and liabilities:
(Increase) decrease in accrued interest receivable and other assets	(11,100)	3,386
Decrease in accrued interest payable and other liabilities	(848)	(1,270)

Net cash provided by operating activities	2,289	5,073
Investing Activities
Decrease in interest-bearing time deposits in other banks	—	490
Proceeds from maturities and paydowns of securities available for sale	19,830	23,762
Purchases of available for sale securities	(5,021)	(5,691)
Decrease in loans receivable, net	25,664	4,719
(Increase) decrease in premises and equipment, net	(13)	100
Cash settlement of branch divestiture, net	—	(3,706)
Proceeds from sales of other real estate owned	610	660
(Increase) decrease of bank-owned life insurance, net	—	(10,000)

Net cash provided by investing activities	41,070	10,334
Financing Activities
Dividends paid	—	(35,047)
Proceeds from issuance of common stock	—	30
Decrease in deposits, net	(5,074)	(11,698)
Decrease in repurchase agreements, net	(1,078)	(887)
Noncontrolling interest distributions	—	(35)

Net cash used in financing activities	(6,152)	(47,637)

Net change in cash and cash equivalents	37,207	(32,230)
Cash and cash equivalents at beginning of year	111,237	250,246

Cash and cash equivalents at end of period	$148,444	$218,016

See accompanying notes to financial statements

CARLILE BANCSHARES, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

For the three months ended March 31, 2017 and 2016 (Unaudited)

(Dollars in thousands)

	2017	2016
Supplemental cash flow information:
Interest paid	$1,405	$1,164
Income taxes paid	—	—
Supplemental non-cash flow information:
Loans foreclosed and transferred to other real estate owned	5,281	880

See accompanying notes to financial statements

CARLILE BANCSHARES, INC.

NOTES TO FINANCIAL STATEMENTS

For the three month ended March 31, 2017 and 2016 (Unaudited) and year ended December 31, 2016

(Dollars in thousands)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General: Carlile Bancshares, Inc. (Carlile) is a bank holding company headquartered in Fort Worth, Texas. Carlile was incorporated on April 8, 2010, with 1,000,000 and 75,000,000 shares of authorized preferred stock and common stock, respectively, for the purpose of acquiring and operating commercial banks. The following summarizes historical acquisition activity:

Entity	Year Acquired	State of Operation	Carlile Ownership Percentage
Treaty Oak Bank	2011	Texas	100%
Community State Bank	2011	Texas	100%
The Bank at Broadmoor	2012	Colorado	100%
Northstar Financial Corporation (including wholly owned subsidiary Northstar Bank of Texas)	2012	Texas	100%
Washington Investment Company (including wholly owned subsidiary Colorado Community Bank)	2012	Colorado	100%
Goldome Financial, LLC	2012	Texas	100%
Community Bankers, Inc. (including wholly owned subsidiary Community Bank)	2014	Texas	100%

The banking operations of the acquired Texas entities were merged into one banking charter, Northstar Bank of Texas (Northstar Texas). Northstar Financial Corporation (NFC) and Community Bankers, Inc. were subsequently dissolved. In 2012, Northstar Texas acquired a majority ownership position of Goldome Financial, LLC (Goldome) and consolidates the operations of Goldome. On June 30, 2016, Northstar Texas acquired the remaining ownership of Goldome with Goldome continuing as a wholly owned subsidiary of Northstar Texas.

The banking operations of the acquired Colorado entities were merged into one banking charter, Northstar Bank of Colorado (Northstar Colorado). As of October 7, 2016, Northstar Texas and Northstar Colorado were merged into one banking charter (the Bank).

The Bank is a wholly owned subsidiary of Carlile. Carlile’s primary activities are to assist the Bank in the management and coordination of their financial resources. The Bank provides a full range of banking services to individual and corporate customers in North Texas, Central Texas and Colorado. The Bank engages in traditional community banking activities, which include commercial and retail lending, deposit gathering, investment and liquidity management activities.

Additional wholly owned subsidiaries of Carlile include Washington Investment Company (WIC), its wholly owned subsidiary Colorado Front Range Holdings, Inc. (CFRH), and Carlile Capital, LLC (Carlile Capital). Carlile Capital holds and manages non-performing loans and other real estate owned while the remaining entities are largely inactive. Carlile and the aforementioned entities are collectively referred to as “the Company.”

On November 21, 2016, the Company entered into a definitive agreement to be acquired by Independent Bank Group (Independent). Under the terms of the agreement, Independent is to issue shares of Independent common stock to the shareholders of the Company and pay cash to the Company’s option holders. The acquisition closed on April 1, 2017. See Note 10 for additional information.

(Continued)

CARLILE BANCSHARES, INC.

NOTES TO FINANCIAL STATEMENTS

For the three month ended March 31, 2017 and 2016 (Unaudited) and year ended December 31, 2016

(Dollars in thousands)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Basis of Presentation: The accompanying unaudited condensed consolidated financial statements of the Company as of and for the three month periods ended March 31, 2017 and 2016 have been prepared in accordance with United States Generally Accepted Accounting Principles (“GAAP”) for interim financial information and in accordance with guidance provided by the Securities and Exchange Commission. Accordingly, the condensed financial statements do not include all of the information and footnotes required by GAAP for complete financial statements. The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

In the opinion of management, the accompanying unaudited condensed consolidated financial statements reflect all normal and recurring adjustments considered necessary for a fair presentation. Transactions between the subsidiaries have been eliminated. These condensed consolidated financial statements should be read in conjunction with the Company’s audited financial statements as of and for the year ended December 31, 2016. Operating results for the three months ended March 31, 2017 are not necessarily indicative of the results that may be expected for the year ending December 31, 2017.

(Continued)

CARLILE BANCSHARES, INC.

NOTES TO FINANCIAL STATEMENTS

For the three month ended March 31, 2017 and 2016 (Unaudited) and year ended December 31, 2016

(Dollars in thousands)

NOTE 2 - SECURITIES AVAILABLE FOR SALE

Investment securities available for sale consisted of the following (in thousands):

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
March 31, 2017
U.S. treasury securities	$22,949	$49	$(2)	$22,996
U.S. government agencies	57,968	149	(29)	58,088
Residential mortgage-backed securities	164,919	145	(2,655)	162,409
State and political subdivisions	87,155	860	(240)	87,775
Other securities	5,562	—	(324)	5,238

Total	$338,553	$1,203	$(3,250)	$336,506

December 31, 2016
U.S. treasury securities	$22,940	$64	$(2)	$23,002
U.S. government agencies	57,991	134	(36)	58,089
Residential mortgage-backed securities	174,025	93	(3,313)	170,805
State and political subdivisions	93,300	780	(318)	93,762
Other securities	5,535	—	(324)	5,211

Total	$353,791	$1,071	$(3,993)	$350,869

Residential mortgage-backed securities have been issued and/or guaranteed by U.S. government agencies or U.S. government sponsored enterprises.

(Continued)

CARLILE BANCSHARES, INC.

NOTES TO FINANCIAL STATEMENTS

For the three month ended March 31, 2017 and 2016 (Unaudited) and year ended December 31, 2016

(Dollars in thousands)

NOTE 2 - SECURITIES AVAILABLE FOR SALE (Continued)

Period-end investment securities with unrealized losses, segregated by length of time that the investments have been continuously in an unrealized loss position as of March 31, 2017 and December 31, 2016, were as follows (in thousands):

	Less Than 12 Months		More Than 12 Months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
March 31, 2017
U. S. treasury securities	$2,038	$(2)	$—	$—	$2,038	$(2)
U. S. government agencies	12,999	(29)	—	—	12,999	(29)
Residential mortgage-backed securities	113,490	(1,934)	19,231	(721)	132,721	(2,655)
State and political subdivisions	34,185	(216)	3,982	(24)	38,167	(240)
Other securities	—	—	5,238	(324)	5,238	(324)

Total	$162,712	$(2,181)	$28,451	$(1,069)	$191,163	$(3,250)

December 31, 2016
U. S. treasury securities	$2,047	$(2)	$—	$—	$2,047	$(2)
U. S. government agencies	14,988	(36)	—	—	14,988	(36)
Residential mortgage-backed securities	138,680	(2,519)	20,097	(794)	158,777	(3,313)
State and political subdivisions	44,367	(297)	4,820	(21)	49,187	(318)
Other securities	—	—	5,211	(324)	5,211	(324)

Total	$200,082	$(2,854)	$30,128	$(1,139)	$230,210	$(3,993)

As of March 31, 2017, management does not have the intent to sell any of the securities classified as available for sale in the table above and believes that it is more likely than not that the Company will not have to sell any such securities before a recovery of cost. Any unrealized losses are largely due to increases in market interest rates over the yields available at the time the underlying securities were purchased or acquired through acquisition. The fair value is expected to recover as the investments approach their maturity date or repricing date or if market yields for such investments decline. Management does not believe any of the securities are impaired due to reasons of credit quality. Accordingly, as of March 31, 2017 and December 31, 2016, management believes the impairments detailed in the table above are temporary, and no impairment loss has been realized in the Company’s consolidated statements of net income.

(Continued)

CARLILE BANCSHARES, INC.

NOTES TO FINANCIAL STATEMENTS

For the three month ended March 31, 2017 and 2016 (Unaudited) and year ended December 31, 2016

(Dollars in thousands)

NOTE 2 - SECURITIES AVAILABLE FOR SALE (Continued)

The amortized cost and estimated fair value of securities at March 31, 2017 and December 31, 2016, respectively, are presented below by contractual maturity. Expected maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Residential mortgage-backed securities are shown separately since they are not due at a single maturity date.

	(In Thousands)
	Amortized	Estimated
	Cost	Fair Value
March 31, 2017
Due in one year or less	$33,914	$33,600
Due after one year through five years	108,690	109,015
Due after five years through ten years	20,018	20,197
Due after ten years	11,012	11,285
Residential mortgage-backed securities	164,919	162,409

Total	$338,553	$336,506

December 31, 2016
Due in one year or less	$33,225	$32,919
Due after one year through five years	112,577	112,770
Due after five years through ten years	21,420	21,596
Due after ten years	12,544	12,778
Residential mortgage-backed securities	174,025	170,806

Total	$353,791	$350,869

Securities with carrying values of approximately $114.8 million and $116.5 million were pledged to secure certain deposits and balances under agreements to repurchase at March 31, 2017 and December 31, 2016, respectively.

There were no holdings of securities of any one issuer, other than the U.S. Government and its agencies, in an amount greater than 10% of shareholders’ equity.

There were no sales of securities during the three months ended March 31, 2017 and 2016.

(Continued)

CARLILE BANCSHARES, INC.

NOTES TO FINANCIAL STATEMENTS

For the three month ended March 31, 2017 and 2016 (Unaudited) and year ended December 31, 2016

(Dollars in thousands)

NOTE 3 - LOANS AND ALLOWANCE FOR LOAN LOSSES

Major classifications of loans were as follows: (in thousands):

	March 31,	December 31,
	2017	2016
Commercial and industrial	$364,489	$390,045
Commercial real estate	515,663	519,483
Construction and land development	218,856	222,781
1-4 family residential loans	172,680	159,758
Agriculture	102,385	107,438
Consumer	15,598	34,160

Loans, net of fees	$1,389,671	$1,433,665

Deferred fees, net of loan origination costs, were $1.9 million and $2.1 million at March 31, 2017 and December 31, 2016, respectively, and are included in the respective loan balances presented in the above table.

(Continued)

CARLILE BANCSHARES, INC.

NOTES TO FINANCIAL STATEMENTS

For the three month ended March 31, 2017 and 2016 (Unaudited) and year ended December 31, 2016

(Dollars in thousands)

NOTE 3 - LOANS AND ALLOWANCE FOR LOAN LOSSES (Continued)

The following table presents the activity in the allowance for loan losses for the three months ended March 31, 2017 and March 31, 2016, by loan type. This table also presents the period end allowance for loan losses and loan balances allocated by loan type as of March 31, 2017 and December 31, 2016 (in thousands):

	Commercial and Industrial	Commercial Real Estate	Construction and Land Development	1-4 Family Residential	Agriculture	Consumer	Total
Allowance for loan losses
Beginning balance, January 1, 2017	$18,664	$4,165	$3,987	$1,026	$696	$332	$28,870
Provision for credit losses	451	40	(347)	387	—	(193)	338
Charge-offs	(13,069)	—	(302)	—	—	(44)	(13,415)
Recoveries	32	20	4	2	—	15	73

Ending balance, March 31, 2017	$6,078	$4,225	$3,342	$1,415	$696	$110	$15,866

Allowance for loan losses
Beginning balance, January 1, 2016	$5,482	$3,878	$2,624	$1,128	$860	$507	$14,479
Provision for credit losses	861	(1,009)	(27)	1,000	—	(330)	495
Charge-offs	(89)	—	—	(9)	—	(46)	(144)
Recoveries	66	11	—	27	—	25	129

Ending balance, March 31, 2016	$6,320	$2,880	$2,597	$2,146	$860	$156	$14,959

(Continued)

CARLILE BANCSHARES, INC.

NOTES TO FINANCIAL STATEMENTS

For the three month ended March 31, 2017 and 2016 (Unaudited) and year ended December 31, 2016

(Dollars in thousands)

NOTE 3 - LOANS AND ALLOWANCE FOR LOAN LOSSES (Continued)

	Commercial and Industrial	Commercial Real Estate	Construction and Land Development	1-4 Family Residential	Agriculture	Consumer	Total
Period-end amount allocated to:
Loans individually evaluated for impairments	$1,462	$313	$—	$7	$—	$—	$1,782
Loans collectively evaluated for impairments	4,580	3,889	3,295	1,378	696	110	13,948
Loans acquired with deteriorated credit quality	36	23	47	30	—	—	136

Ending balance, March 31, 2017	$6,078	$4,225	$3,342	$1,415	$696	$110	$15,866

Loans individually evaluated for impairments	$4,675	$5,924	$1,218	$914	$314	$40	$13,085
Loans collectively evaluated for impairments	359,625	498,257	212,228	166,907	99,504	15,558	1,352,079
Loans acquired with deteriorated credit quality	189	11,482	5,410	4,859	2,567	—	24,507

Total loan balance, March 31, 2017	$364,489	$515,663	$218,856	$172,680	$102,385	$15,598	$1,389,671

Period-end amount allocated to:
Loans individually evaluated for impairments	$14,544	$256	$407	$10	$—	$—	$15,217
Loans collectively evaluated for impairments	4,120	3,855	3,534	1,016	696	332	13,551
Loans acquired with deteriorated credit quality	—	54	48	—	—	—	102

Ending balance, December 31, 2016	$18,664	$4,165	$3,987	$1,026	$696	$332	$28,870

Loans individually evaluated for impairments	$18,674	$4,233	$6,756	$687	$225	$165	$30,740
Loans collectively evaluated for impairments	371,286	501,256	210,524	156,481	103,039	33,901	1,376,487
Loans acquired with deteriorated credit quality	85	13,994	5,501	2,590	4,174	94	26,438

Total loan balance, December 31, 2016	$390,045	$519,483	$222,781	$159,758	$107,438	$34,160	$1,433,665

(Continued)

NOTE 3 - LOANS AND ALLOWANCE FOR LOAN LOSSES (Continued)

The following table summarizes the Company’s internal ratings of its loans at March 31, 2017 and December 31, 2016 (in thousands):

	Pass	Watch	Substandard	Doubtful	Total
2017
Commercial and industrial	$347,566	$3,372	$13,515	$36	$364,489
Commercial real estate	490,423	12,046	13,194	—	515,663
Construction and land development	196,975	15,484	6,397	—	218,856
1-4 family residential	169,936	1,223	1,521	—	172,680
Agriculture	92,880	6,758	2,747	—	102,385
Consumer	15,555	—	43	—	15,598

Loans, net of fees	$1,313,335	$38,883	$37,417	$36	$1,389,671

2016
Commercial and industrial	$363,683	$9,699	$3,663	$13,000	$390,045
Commercial real estate	498,802	13,672	7,009	—	519,483
Construction and land development	194,865	15,864	12,052	—	222,781
1-4 family residential	156,714	1,772	1,272	—	159,758
Agriculture	95,051	7,809	4,578	—	107,438
Consumer	33,606	100	452	2	34,160

Loans, net of fees	$1,342,721	$48,916	$29,026	$13,002	$1,433,665

The Company has included purchased credit impaired loans in the above grading tables. The following provides additional detail on the grades applied to those loans (in thousands):

	Pass	Watch	Substandard	Doubtful	Total
March 31, 2017	$7,202	$11,716	$5,553	$36	$24,507
December 31, 2016	$10,423	$11,101	$4,914	$—	$26,438

Purchase credit impaired loans may remain on accrual status to the extent the Company can reasonably estimate the amount and timing of expected future cash flows. At March 31, 2017 and December 31, 2016, non-accrual purchased credit impaired loans were $6.4 million and $4.4 million, respectively. An aging analysis of past-due loans at March 31, 2017 and December 31, 2016 (excluding purchased impaired loans of $24.5 million and $26.4 million, respectively) is as follows (in thousands):

	Loans 30-89 Days Past Due	Loans 90 or More Days Past Due	Accruing Loans 90 or More Days Past Due	Current Loans	Total
2017
Commercial and industrial	$3,312	$3,076	$1,244	$357,912	$364,300
Commercial real estate	317	527	—	503,337	504,181
Construction and land development	597	71	—	212,778	213,446
1-4 family residential	333	127	—	167,361	167,821
Agriculture	—	315	—	99,503	99,818
Consumer	200	5	—	15,393	15,598

	$4,759	$4,121	$1,244	$1,356,284	$1,365,164

NOTE 3 - LOANS AND ALLOWANCE FOR LOAN LOSSES (Continued)

	Loans 30-89 Days Past Due	Loans 90 or More Days Past Due	Accruing Loans 90 or More Days Past Due	Current Loans	Total
2016
Commercial and industrial	$2,551	$1,392	$1,243	$386,017	$389,960
Commercial real estate	1,518	1,022	—	502,949	505,489
Commercial and land development	5,678	—	—	211,602	217,280
1-4 family residential	861	96	—	156,211	157,168
Agriculture	269	179	—	102,816	103,264
Consumer	217	2	2	33,847	34,066

	$11,094	$2,691	$1,245	$1,393,442	$1,407,227

The following table presents information related to impaired loans (excluding purchased impaired loans of $24.5 million and $26.7 million, respectively) as of March 31, 2017 and December 31, 2016 (in thousands):

	Unpaid Contractual Principal Balance	Recorded Investment	Related Specific Allowance
2017
With no related allowance recorded
Commercial and industrial	$548	$513	$—
Commercial real estate	4,442	3,098	—
Construction and land development	1,239	1,218	—
1-4 family residential	1,015	886	—
Agriculture	340	314	—
Consumer	41	40	—

Total	$7,625	$6,069	$—

With an allowance recorded
Commercial and industrial	$4,623	$4,162	$(1,462)
Commercial real estate	2,841	2,826	(313)
Construction and land development	—	—	—
1-4 family residential	28	28	(7)
Agriculture	—	—	—
Consumer	—	—	—

Total	$7,492	$7,016	$(1,782)

Total	$15,117	$13,085	$(1,782)

NOTE 3 - LOANS AND ALLOWANCE FOR LOAN LOSSES (Continued)

	Unpaid Contractual Principal Balance	Net Recorded Investment	Related Specific Allowance
2016
With no related allowance recorded
Commercial and industrial	$1,482	$1,372	$—
Commercial real estate	4,625	3,712	—
Construction and land development	1,167	1,151	—
1-4 family residential	787	650	—
Agriculture	919	225	—
Consumer	237	165	—

Total	$9,217	$7,275	$—

With an allowance recorded
Commercial and industrial	$17,748	$17,302	$(14,544)
Commercial real estate	521	521	(256)
Construction and land development	5,605	5,605	(407)
1-4 family residential	37	37	(10)
Agriculture	—	—	—
Consumer	—	—	—

Total	$23,911	$23,465	$(15,217)

Total	$33,128	$30,740	$(15,217)

Interest income recognized, substantially on the cash basis, on non-purchase credit impaired loans was immaterial for the three months ended March 31, 2017 and 2016, respectively. Recorded investment balances presented above is the contractual loan balance less prior charge-offs and remaining fair value adjustments from acquisition. Recorded investment excludes unearned loan origination fees and accrued interest receivable which are immaterial.

The Company has purchased impaired loans that have subsequently deteriorated since acquisition and now have a specific allowance. As of March 31, 2017 and December 31, 2016, the net recorded investment of these loans was $5.4 million and $5.5 million with a related specific allowance of $136 thousand and $102 thousand respectively.

For the three months ended March 31, 2017 and March 31, 2016, the average recorded investment in impaired loans, excluding purchased impaired loans, was $21.9 million and $12.5 million.

NOTE 3 - LOANS AND ALLOWANCE FOR LOAN LOSSES (Continued)

Nonaccrual loans (excluding purchased impaired loans of $24.5 million and $26.7 million, respectively) were as follows at March 31, 2017 and December 31, 2016 (in thousands):

	2017	2016
Commercial and industrial	$4,671	$17,868
Commercial real estate	1,069	4,233
Construction and land development	98	5,636
1-4 family residential	887	650
Agriculture	315	225
Consumer	43	165

	$7,083	$28,777

The following presents a reconciliation from contractual balance to net carrying value at March 31, 2017 and December 31, 2016 (in thousands):

	2017	2016
Contractual balance	$1,397,221	$1,441,761
Remaining fair value discounts	(5,673)	(5,966)
Allowance for loan losses	(15,866)	(28,870)
Deferred fees	(1,877)	(2,130)

Loans, net	$1,373,805	$1,404,795

Troubled Debt Restructurings: As of March 31, 2017 and December 31, 2016, the Company has a recorded investment in troubled debt restructurings of $2.5 million and $2.6 million. The Company has allocated specific reserves for those loans as of March 31, 2017 and December 31, 2016, of $880 thousand and $882 thousand. As of March 31, 2017, the Company had not committed to lend any additional amounts.

Purchased Credit Impaired Loans:

The carrying amount of all purchased impaired loans included in the accompanying consolidated balance sheets and the related outstanding balance at March 31, 2017 and December 31, 2016 were as follows (in thousands):

	2017	2016
Outstanding contractual balance	$25,620	$27,623
Carrying amount	24,507	26,438
Allowance for loan losses	136	102

NOTE 4 - BORROWINGS

At March 31, 2017 and December 31, 2016, securities sold under agreement to repurchase totaled $18.0 million and $19.1 million, respectively.

NOTE 5 - OFF-BALANCE-SHEET ARRANGEMENTS, COMMITMENTS, AND GUARANTEES

Financial Instruments with Off-Balance-Sheet Risk: In the normal course of business, the Company enters into various transactions, which, in accordance with generally accepted accounting principles, are not included in its consolidated balance sheets. The Company enters into these transactions to meet the financing needs of its customers. These transactions include commitments to extend credit and standby letters of credit, which involve, to varying degrees, elements of credit risk and interest rate risk in excess of the amounts recognized in the consolidated balance sheets. The Company minimizes its exposure to loss under these commitments by subjecting them to credit approval and monitoring procedures.

The Company’s exposure to credit loss in the event of nonperformance by the other party to the financial instrument for unfunded lines of credit, commitments to extend credit, and standby letters of credit is represented by the contractual notional amount of these instruments. The Company generally uses the same credit policies in making commitments and conditional obligations as it does for on-balance-sheet instruments.

Financial instruments with off-balance-sheet risk at March 31, 2017 and December 31, 2016 were as follows (in thousands):

	2017	2016
Commitments to extend credit	$267,604	$278,692
Standby letters of credit	1,536	2,135

NOTE 6 - REGULATORY CAPITAL MATTERS

The Company is subject to various regulatory capital requirements administered by the federal banking agencies. Capital adequacy guidelines and prompt corrective action regulations involve quantitative measures of the bank subsidiaries’ assets, liabilities and certain off-balance-sheet items as calculated under regulatory accounting practices. The subsidiaries’ capital amounts and classification are also subject to qualitative judgments by the regulators. Failure to meet capital requirements can initiate regulatory action. The final rules implementing Basel Committee on Banking Supervision’s capital guidelines for U.S. banks (Basel III rules) became effective for the Company on January 1, 2016 with full compliance with all of the requirements being phased in over a multi-year schedule and fully phased in by January 1, 2019. The net unrealized gain or loss on available for sale securities is not included in computing regulatory capital. Management believes that as of March 31, 2017, the Company and its bank subsidiary meet all capital adequacy requirements to which they are subject.

NOTE 6 - REGULATORY CAPITAL MATTERS (Continued)

Prompt corrective action regulations provide five classifications: well capitalized, adequately capitalized, undercapitalized, significantly undercapitalized and critically undercapitalized, although these terms are not used to represent overall financial condition. If adequately capitalized, regulatory approval is required to accept brokered deposits. If undercapitalized, capital distributions are limited, as is asset growth and expansion, and capital restoration plans are required. At March 31, 2017 and December 31, 2016, the most recent notification from each respective bank subsidiary’s primary regulator categorized each of the Company’s bank subsidiaries as well-capitalized. Management believes that no conditions or events have occurred since the notification that resulted in a change of the institutions’ categories.

Actual and required capital amounts (in thousands) and ratios are presented in the table below:

	Actual			Required for Capital Adequacy Purposes			To Be Well- Capitalized Under Prompt Corrective Action Provisions
	Amount	Ratio		Amount	Ratio		Amount	Ratio
As of March 31, 2017
Total capital (to risk-weighted assets):
Consolidated	$227,094	14.04%	≥	$129,437	8.0%		N/A	N/A
Northstar	191,428	12.00	≥	127,590	8.0	≥	$159,487	10.0%
Tier 1 capital (to risk-weighted assets):
Consolidated	$211,228	13.06%	≥	$97,078	6.0%		N/A	N/A
Northstar	175,569	11.01	≥	95,692	6.0	≥	$127,590	8.0%
Common Tier 1 capital (to risk-weighted assets):
Consolidated	$201,805	12.47%	≥	$72,808	4.5%		N/A	N/A
Northstar	175,569	11.01	≥	71,769	4.5	≥	$103,667	6.5%
Tier 1 capital (to average assets):
Consolidated	$211,228	10.25%	≥	$82,392	4.0%		N/A	N/A
Northstar	175,569	8.61	≥	81,545	4.0	≥	$101,931	5.0%

NOTE 6 - REGULATORY CAPITAL MATTERS (Continued)

	Actual			Required for Capital Adequacy Purposes			To Be Well- Capitalized Under Prompt Corrective Action Provisions
	Amount	Ratio		Amount	Ratio		Amount	Ratio
As of December 31, 2016
Total capital (to risk-weighted assets):
Consolidated	$226,093	13.74%	≥	$131,597	8.0%		N/A	N/A
Northstar	206,023	12.65	≥	130,318	8.0	≥	$163,739	10.0%
Tier 1 capital (to risk-weighted assets):
Consolidated	$205,588	12.5%	≥	$98,698	6.0%		N/A	N/A
Northstar	185,518	11.39	≥	97,739	6.0	≥	$130,991	8.0%
Common Tier 1 capital (to risk-weighted assets):
Consolidated	$196,277	11.93%	≥	$74,023	4.5%		N/A	N/A
Northstar	185,518	11.39	≥	73,304	4.5	≥	$106,430	6.5%
Tier 1 capital (to average assets):
Consolidated	$205,588	9.01%	≥	$91,238	4.0%		N/A	N/A
Northstar	185,518	8.67	≥	85,554	4.0	≥	$113,340	5.0%

NOTE 7 - EMPLOYEE BENEFIT PLANS AND STOCK-BASED COMPENSATION

Equity Incentive Plan: The Company’s amended and restated 2015 Equity Incentive Plan (the Plan), which is board-approved, permits the grant of share options to its employees for up to 15% of the total issued and outstanding voting and nonvoting shares of common stock. Option awards are generally granted with an exercise price equal to the market price of the Company’s common stock at the date of grant; those option awards have vesting periods ranging from 0 to 6 years and have 10-year contractual terms.

The fair value of each option award is estimated on the date of grant using a closed-form option valuation (Black-Scholes) model that uses the assumptions noted in the table below. Expected volatilities are based on historical volatilities of the industry’s common stock. The Company uses historical data to estimate option exercise as well as estimated forfeiture rates. The expected term of options granted is based on historical data and represents the period of time that options granted are expected to be outstanding, which takes into account that the options are not transferable. The risk-free interest rate for the expected term of the option is based on the U.S. Treasury yield curve in effect at the time of the grant.

NOTE 7 - EMPLOYEE BENEFIT PLANS AND STOCK-BASED COMPENSATION (Continued)

There were no options granted during the period ended March 31, 2017.

A summary of the Company’s stock option activity for the three months ended March 31, 2017 (Unaudited) is as follows:

	Options	Weighted Average Exercise Price
Options outstanding, January 1, 2017	2,496,726	$8.73
Granted	—	—
Exercised	—	—
Forfeited and expired	(9,500)	9.91

Options outstanding, March 31, 2017	2,487,226	$8.72

Fully vested options	2,487,226	$8.72

The total compensation cost related to stock options for the three months ended March 31, 2017 and 2016 was $514 thousand and $153 thousand, respectively.

As of March 31, 2017, all unrecognized compensation cost related to nonvested stock options granted under the Plan was recognized due to the probability of a change in control more likely than not to occur related to the pending sale of the Company as further explained in note 10.

The Plan also permits the award of restricted common stock to certain employees of the Company. The shares will vest evenly over the required three-year employment period. During the three months ended March 31, 2017, no shares were issued.

The following table summarized the activity in nonvested shares for the three months ended March 31, 2017:

	Number of Shares	Weighted Average Grant Date Fair Value
Nonvested shares, January 1, 2017	66,425	$11.73
Granted during the period	—	—
Vested during the period	66,425	11.73
Forfeited during the period	—	—

Nonvested shares, March 31, 2017	—	$—

Compensation expense related to these award is recorded based on the fair value of the award at the date of grant and totaled $555 thousand and $49 thousand for the three-months ended March 31, 2017 and 2016, respectively. At March 31, 2017, all unrecognized compensation cost related to the nonvested restricted stock granted was recognized due to the change of control related to the pending Company sale.

NOTE 8 - INCOME TAXES

Income tax expense for the three months ended March 31 was as follows:

	2017	2016
Current income tax expense	$1,423	$2,236

Effective tax rate	25.6%	30.8%

The effective tax rates differ from the statutory federal tax rate of 35% largely due to tax exempt interest income earned on certain investment securities and loans and the nontaxable earnings on bank owned life insurance.

NOTE 9 - FAIR VALUE MEASUREMENTS

Principle of fair value is based on the assumptions that market participants would use when pricing the asset or liability and establishes a fair value hierarchy that prioritizes the inputs used to develop those assumptions and measure fair value. The hierarchy requires companies to maximize the use of observable inputs and minimize the use of unobservable inputs. The three levels of inputs used to measure fair value are as follows:

Level 1 – Quoted prices in active markets for identical assets or liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1, such as quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in markets that are not active, or other inputs that are observable or can be corroborated by observable market data.

Level 3 – Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities. This includes certain pricing models, discounted cash flow methodologies, and similar techniques that use significant unobservable inputs.

A description of the valuation methodologies used for instruments measured at fair value follows, as well as the classification of such instruments within the valuation hierarchy.

Securities are classified within Level 1 when quoted market prices are available in an active market. Inputs include securities that have quoted prices in active markets for identical assets. If quoted market prices are unavailable, fair value is estimated using pricing models or quoted prices of securities with similar characteristics, at which point the securities would be classified within Level 2 of the hierarchy. The Company’s investment portfolio did not include Level 3 securities as of the period ended March 31, 2017 and December 31, 2016, respectively.

NOTE 9 - FAIR VALUE MEASUREMENTS (Continued)

The Company has segregated all financial assets and liabilities that are measured at fair value on a recurring basis into the most appropriate levels within the fair value hierarchy, based on the inputs used to determine the fair value at March 31, 2017 and December 31, 2016 in the tables below:

	Level 1 Inputs	Level 2 Inputs	Level 3 Inputs	Total
2017
U.S. Treasury securities	$22,996	$—	$—	$22,996
U.S. government agencies	—	58,088	—	58,088
Residential mortgage-backed securities	—	162,409	—	162,409
State and political subdivisions	—	87,775	—	87,775
Other securities	5,238	—	—	5,238

Total assets	$28,234	$308,272	$—	$336,506

2016
U.S. Treasury securities	$23,002	$—	$—	$23,002
U.S. government agencies	—	58,089	—	58,089
Residential mortgage-backed securities	—	170,805	—	170,805
State and political subdivisions	—	93,762	—	93,762
Other securities	5,211	—	—	5,211

Total assets	$28,213	$322,656	$—	$350,869

There were no transfers between Level 1, Level 2, and Level 3 during the three months ended March 31, 2017 and for the year ended December 31, 2016.

The Company may be required, from time to time, to record certain assets and liabilities at fair value on a nonrecurring basis. These include assets that are recorded at the lower of cost or fair value that were recognized at fair value below cost at the end of the period and all are classified as Level 3.

At March 31, 2017 and December 31, 2016, impaired loans recorded at fair value on a non-recurring basis, excluding purchased impaired loans, with a carrying value of $2.5 million and $10.5 million, respectively, were reduced by specific valuation allowances totaling $663 thousand and $2.2 million, respectively, resulting in a net fair value of $1.9 million and $8.3 million, respectively. As of March 31, 2017 and December 31, 2016, other real estate owned carried at fair value was net of valuation allowances of $0.5 million.

NOTE 9 - FAIR VALUE MEASUREMENTS (Continued)

The fair value of a financial instrument is the current amount that would be exchanged between willing parties, other than in a forced liquidation. Fair value is best determined based upon quoted market prices. However, in many instances, there are no quoted market prices for the Company’s various financial instruments. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Accordingly, the fair value estimates may not be realized in an immediate settlement of the instrument. The aggregate fair value amounts presented may not necessarily represent the underlying fair value of the Company.

The methods and assumptions were used to estimate the fair value of each class of financial instrument at March 31, 2017 is consistent with the methods and assumptions disclosed in our audited financial statements as of December 31, 2016.

The estimated fair values of all financial instruments at March 31, 2017 and December 31, 2016 were as follows:

	2017		2016
	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
Cash, interest-bearing demand and time deposits	$159,469	$159,469	$122,262	$122,262
Securities available for sale	336,506	336,506	350,869	350,869
Loans held for sale	12,782	12,917	17,181	17,525
Loans, net	1,373,805	1,369,666	1,404,795	1,402,240
Deposits	1,821,938	1,820,692	1,827,025	1,826,295
Securities sold under agreement to repurchase	18,003	18,003	19,081	19,081
Junior subordinated debentures	12,566	12,566	12,453	12,453

NOTE 10 - SUBSEQUENT EVENT

On April 1, 2017, Independent Bank Group, Inc. (Independent) acquired 100% of the outstanding stock of the Company and merged the Company into Independent. Under the terms of the definitive agreement, Independent issued 8,804,699 shares of its common stock and paid cash in the amount of approximately $17.5 million.

The Company incurred approximately $11 million, net of tax, in merger costs related to change of control agreements and investment banking fees. In accordance with the terms of the definitive agreement, these cost were paid prior to close and are recorded in other assets on the accompanying consolidated balance sheet for the period ended March 31, 2017.